Goldman Sachs

Banking and Financial Services Conference

December 6, 2000

Ken Lewis
President & Chief Operating Officer

Jim Hance
Vice Chairman & Chief Financial Officer

Bank of America

Forward Looking Statements

This presentation contains forward looking statements with respect to the financial conditions and results of operations of Bank of America, including, without limitation, statements relating to the earnings outlook of the company.

These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected business increases following process changes and other investments are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, either internationally or nationally or in the states in which the company does business, are less favorable than expected; (5) changes in the interest rate environment reduce interest margins and affect funding sources; (6) changes in market rates and prices may adversely affect the value of financial products; (7) legislation or regulatory requirements or changes adversely affect the businesses in which the company is engaged; and (8) decisions to downsize, sell or close units or otherwise change the business mix of the company. For further information please see Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com)

Today's Topics

- Business strategy
  - Current trends
  - Growth engines
  - Business transformation
- Financial initiatives and outlook
  - Credit quality
  - New financial measurements
  - Balance sheet & capital management
  - Outlook

Long and Short-Term Challenges


Manage credit
Grow core earnings
2000
2001
2002
2003
2004....................

Revenue growth allows for investments in the future


10%
8%
5%
3%
0%
5%
1%
7%
4%
9%
8%
Scenario 1
Scenario 2
Scenario 3
Revenue growth
Expense growth

1995-1999 CAGR		
Revenue	-	8%
Expense	-	5%

All scenarios yield double digit core earnings growth

Strong Core Businesses



9 mos. YTD 2000
Bank of America Revenues
$25.2 billion
Consumer and Commercial Banking 60%
Equity Investing 4%
Other 1%
Asset Management 7%
Global Corporate & Investment Banking 28%
Commercial 15%
Banking Regions 58%
Consumer Products 27%
Global Credit Products 33%
Global Capital Raising 33%
Global Treasury Services 15%
Global Markets 19%

Revenue Per Share

Total revenue per share growth – 8%



16
12
8
4
0
$ per share
13.88
0.13
7.84
5.91
15.03
0.01
8.33
6.69
Net interest income growth - 6%
Noninterest income growth - 13%
9 mos. YTD 99
9 mos. YTD 00
Noninterest income
Net interest income
Securities Gains

Bank of America

Fee-Based Revenue Per Share



Total noninterest revenue per share growth, excluding "other income" – 22%
$8
$6
$4
$2
$0
$ per share
5.91
3.65
1.61
0.65
6.69
4.12
2.29
0.28
Non-market sensitive revenue growth – 13%
Market-sensitive revenue growth - 42%
9 mos. YTD 99
9 mos. YTD 00
Other income
Market-sensitive fees
Non-market sensitive fees

Consumer & Commercial Banking Momentum


Revenue
($ in millions)
6,000
5,000
4,000
5,029
5,317
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00


Linked-quarter Annualized Loan Growth
20%
18%
15%
13%
10%
8%
13%
14%
16%
16%
16%
10%
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00

Bank of America

Asset Management Momentum


Revenue
($ in millions)
600
500
400
490
555
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00


Assets Under Management
($ in billions)
300
225
150
75
0
235
69
275
100
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
Total Assets Under Management
Mutual Fund Assets


Asset Profile - As of 9/30/00
$275 billion
16%
48%
36%
Equity
Fixed Income
Cash

Global Corporate & Investment Banking Momentum


11% Revenue Growth
$6.25 billion
$6.94 billion
100%
80%
60%
40%
20%
0%
24%
22%
17%
37%
33%
19%
15%
33%
Global Capital Raising
Global Markets
Global Treasury Services
Global Credit Products
YTD 99
YTD 00


Mergers and Acquisitions
#20
#10
1%
7%
YTD99
YTD00


Equity Underwriting
#14
#10
1%
3%
YTD99
YTD00

Bank of America

- Asset management
- Card services / payments
- E-commerce
- Investment banking
- National brand


160%
120%
80%
40%
0%
1994
1995
1996
1997
1998
1999
2000
Money funds CAGR – 16%
Bank deposits CAGR – 5%
Bank deposits
Money funds

- Credit quality
- New financial measurements
- Balance sheet & capital management
- Outlook

Appropriate Reserve Levels

Loan Portfolio Breakdown

$403 Billion as of 9/30/00


Mortgage &
Home Equity
29%
Card
3%
Other
Consumer
17%
Commercial
& Comm'l
R/E
51%

Reserve Allocations

$6.7 Billion as of 9/30/00


Mortgage &
Home Equity
4%
Card
7%
Other
Consumer
17%
Unassigned
17%
Commercial
& Comm'l
R/E
55%

Comparative Reserve Adequacy


Bank of America Loan Mix
Commercial R/E 7%
Mortgage & Home Equity 29%
Card 3%
Other Consumer 17%
Commercial 44%


Peer* Loan Mix
Commercial R/E 12%
Mortgage & Home Equity 21%
Card 4%
Other Consumer 15%
Commercial 48%


Allowance as a % of Loans
2.00%
1.75%
1.50%
1.92%
1.77%
1.67%
Peer* additional required reserve levels to match Bank of America coverage
Peer* Reserve Coverage
Bank of America Reserve Coverage

*Peer** group includes 9 large regional banks and Chase Manhattan

Loan Portfolio Diversity

Total Loans $403 Billion



Transportation 3%
Real Estate 7%
Media 2%
Equipment and genl mfg 2%
Other Consumer 13%
Bankcard 3%
Business services 2%
Health Care 2%
Telecom 2%
Consumer Finance Real Estate Secured 4%
Agribusiness 2%
Retail 2%
Residential Real Estate Secured 29%
Autos 2%
Other Comm'l < 2% 25%
Consumer 49%
Commercial 51%

New Corporate Scorecard

Business Segment Financial Measures	Revenue growth	Change in SVA	Return on Equity	
Corporate Financial Measures	**Revenue growth**	**Change in SVA**	**ROE**	**EPS growth**
	Loan mix	**Tier 1 Capital**	**Loan loss reserve**	**Net charge-offs**

Bank of America

Balance Sheet Tactics

- Reduce
  - Low margin / non-strategic corporate loans
  - Mortgage loans
  - Trading account assets
- Replace
  - Maturing securities with off-balance sheet instruments
- Grow
  - Credit card loans
  - Other consumer loans
  - Small business / middle market loans

Capital M anagement

- Substantial earnings and capital generation
  - Cash flow of approximately $12 billion
- Refinement of capital allocations
- Limited increase in risk-weighted assets
- Excess capital after funding growth businesses
  - Dividend increase averaged 13% over the past 20 years
  - Share repurchases
    - Repurchased 128 million shares in 15 months
    - New 100 million share program approved in July 2000

Long and Short-Term Challenges



Manage credit
Grow core earnings
2000
2001
2002
2003
2004....................

Continued momentum in core businesses dampened by two issues:

- Credit quality
  - FFIEC
  - Exposure to large credit
  - Additional deterioration
- Capital markets volatility
  - Syndications
  - Underwriting
  - Trading
  - Equity investments

2001 Outlook

- Soft landing scenario
- Continued progress in majority of core businesses
- Higher credit costs
- Lackluster capital markets environment

Positioned for Future Growth

Growth Franchise:

- #1 in top 4 growth states
- #1 or 2 in 16 of 21 franchise states
- Franchise population growth nearly 3 times remainder of U.S.
- Online customer growth 69% since 9/30/99
- Opening 250,000 checking accounts monthly

Customer Base:

- 1 out of every 4 households
- 2 million businesses
- 2.8 million online customers
- Banking relationships with 85% of Fortune 500
- Serve customers in 190 countries

Delivery Superiority:

- 4,500 banking centers
- 14,000 ATMs
- 600 in-store branches
- 1.5 million telephone banking calls per day
- 145,000 associates
- 8.5 million monthly visits to BankofAmerica.com
- Touch customers 7 million times daily

Product Depth:

- Consumer
  - Asset management
  - Card products
  - Consumer finance
  - Mortgage
  - Small business lending
- Corporate
  - Debt & equity underwriting
  - Foreign exchange
  - M & A advisory
  - Real estate finance
  - Syndicated lending
  - Treasury services